ForeInvestors Choice Variable Annuity – I Share

Supplement Dated May 25, 2018 to your Prospectus dated May 1, 2018

Putnam VT Investors Fund

Effective on or about June 30, 2018, the following changes are made to the Putnam VT Investors Fund:

Fund Name

The Putnam VT Investors Fund will be renamed Putnam VT Multi-Cap Core Fund.

Investment Objective

The investment objective will be deleted in its entirety and replaced with:

The fund’s goal is capital appreciation.

This Supplement Should Be Retained For Future Reference.

FIC-I-052518-MC